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                           ONE GROUP(R) MUTUAL FUNDS

                     SUPPLEMENT DATED JULY 8, 2004 TO ALL
                      ONE GROUP MUTUAL FUNDS PROSPECTUSES
                      DATED ON OR AFTER FEBRUARY 28, 2004

The Prospectuses for all offered share classes of the One Group Mutual Funds (the "Trust") are hereby supplemented by adding the following text to the section entitled "Legal Proceedings":

     On June 29, 2004, Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), the investment adviser of each series of the Trust (each a "Fund" and, together, the "Funds"), entered into agreements with the Securities and Exchange Commission (the "SEC") and the New York Attorney General (the "NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, Banc One Investment Advisors consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the settlement agreements, Banc One Investment Advisors or its affiliates will pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires Banc One Investment Advisors to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. Banc One Investment Advisors will identify at a later date those Funds whose management fees will be reduced pursuant to the settlement agreement with the NYAG. In addition, Banc One Investment Advisors has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Trust's Board of Trustees (the "Board") and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act") and the Investment Company Act of 1940 (the "1940 Act"), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

     Under the terms of the settlement agreements, the $50 million payment by Banc One Investment Advisors will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with Banc One Investment Advisors and acceptable to the Trust's independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. As of the date of this supplement, the independent distribution consultant has not

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

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     been engaged and, therefore, the distribution plan has not been developed.
     Accordingly, the identity of those shareholders who will receive payments under the plan is not yet known. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

     Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

     The agreement with the SEC is reflected in the SEC Order, which states, among other things, that Banc One Investment Advisors and Mr. Beeson violated and/or aided and abetted and caused violations of the antifraud provisions of the Advisers Act and the 1940 Act by, among other things,
     (1) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds' prospectus and that was potentially harmful to the Funds, (2) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (3) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (4) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (5) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order. Banc One Investment Advisors and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and Banc One Investment Advisors neither admits nor denies the findings in its settlement agreement with the NYAG. As of the date of this supplement, a copy of the SEC Order is available on the SEC's website at www.sec.gov and a copy of the settlement agreement with the NYAG is available on the NYAG's website at www.oag.state.ny.us.

     It is possible although not likely that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-SETSTC